UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 7, 2011
(Date of earliest event reported)

VITACOST.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34468 (Commission File No.)	37-1333024 (IRS Employer Identification No.)

5400 Broken Sound Blvd. NW – Suite 500
Boca Raton, Florida 33487-3521
(Address of Principal Executive Offices)

(561) 982-4180
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a Special Meeting of Stockholders held on September 7, 2011 (the “Special Meeting”), our stockholders approved a proposal to adopt the Vitacost.com, Inc. 2011 Incentive Compensation Plan  (the “Plan”). The Plan is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Please see the disclosure set forth under Item 5.07, which is incorporated by reference into this Item 5.03. The Amended and Restated Certificate of Incorporation of VitaCost.com, Inc. effective as of September 7, 2011 is attached hereto as Exhibit 3.1 and the Amended and Restated Bylaws of VitaCost.com, Inc. effective as of September 7, 2011 is attached hereto as Exhibit 3.2.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

At the Special Meeting, our stockholders voted on the proposals described below, each of which was approved by the votes indicated.

1.	To approve and adopt the Vitacost.com, Inc. 2011 Incentive Compensation Plan.

Voted For	Voted Against	Abstained
14,645,755	7,302,121	250,935

2.	To approve the Vitacost.com, Inc. Amended and Restated Certificate of Incorporation.

Voted For	Voted Against	Abstained
26,797,407	45,481	147,746

3.	To approve the Vitacost.com, Inc. Amended and Restated Bylaws.

Voted For	Voted Against	Abstained
26,797,357	45,531	147,746

4.
To approve and adopt the Agreement and Plan of Merger, dated July 28, 2011, between Vitacost.com, Inc. and Vitacost Merger Corporation, a wholly owned subsidiary of Vitacost.com, Inc., pursuant to which Vitacost.com, Inc. will be merged with and into Vitacost Merger Corporation for the purpose of restructuring Vitacost.com, Inc.

Voted For	Voted Against	Abstained
22,044,422	23,454	130,935

Item9.01.          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Vitacost.com, Inc.

3.2	Amended and Restated Bylaws of Vitacost.com, Inc.

10.1	Vitacost.com, Inc. 2011 Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 8, 2011

VITACOST.COM, INC.

By:	/s/ Stephen Markert, Jr.
Name:	Stephen Markert, Jr.
Title:	Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Vitacost.com, Inc.

3.2	Amended and Restated Bylaws of Vitacost.com, Inc.

10.1	Vitacost.com, Inc. 2011 Incentive Compensation Plan